SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------


                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 25, 2004


                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



       Delaware                          1-9494                       13-3228013
(State or other jurisdiction of    (Commission File Number)      (I.R.S. Employer
     incorporation)                                             Identification Number)


  727 Fifth Avenue, New York, New York                                  10022
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  (212) 755-8000

Item 12.    Results of Operations and Financial Condition.

On February 25, 2004, Tiffany & Co. issued a press release announcing its unaudited earnings and results of operations for the three months and year ended January 31, 2004. The Company is furnishing a copy of the press release hereto as Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 12 Results of Operations and Financial Condition. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly stated by specific reference in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TIFFANY & CO.


                                         BY:/s/ Patrick B. Dorsey
                                            ____________________________________
                                            Patrick B. Dorsey
                                            Senior Vice President, Secretary and
                                            General Counsel


Date: February 25, 2004

                                  EXHIBIT INDEX


Exhibit No.    Description

99.1           Text  of  Press  Release  issued  by  Tiffany  & Co.,  dated
               February 25, 2004.